EXHIBIT 10.1

                              GRILL CONCEPTS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


     This Incentive Stock Option Agreement (Option Agreement) is between Grill Concepts, Inc., a Delaware corporation (the "Company''), and
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("Optionee"), who agree as follows:

     Section 1. Introduction. The Company has heretofore adopted the Grill
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Concepts, Inc. 1998 Stock Option Plan (the "Plan") for the purpose of providing eligible key employees, consultants and directors of the Company and its Affiliates (as defined in the Plan) with increased incentive to render services, to exert maximum effort for the business success of the Company and to strengthen the identification of employees, consultants and directors with the shareholders. The Company, acting through the Compensation Committee of its Board of Directors (the "Committee"), has determined that its interests will be advanced by the issuance to Optionee of an incentive stock option under the Plan.

     Section2. Option.Subject to the terms and conditions contained herein, the
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Company hereby irrevocably grants to Optionee the right and option ("Option") to
purchase from the Company        shares of the Company's common stock, $.00004
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par value ("Common Stock''), at a price of $      per share, which is deemed to
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be not less than the fair market value of the Common Stock at the date of grant of this Option.

     Section 3. Option Period.The Option herein granted may be exercised by
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Optionee in whole or in part at any time during a 10 year period beginning on
          (the Option Period), subject to the limitation that said Option shall
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not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined as follows:

     (a) commencing one year from the date of commencement of the Option Period, twenty percent (20%) of the shares offered by this Option may be purchased.

     (b) commencing two years from the date of commencement of the Option Period, an additional twenty percent (20%) of the shares offered by this Option may be purchased.

     (c) commencing three years from the date of commencement of the Option Period, an additional twenty percent (20%) of the shares offered by this Option may be purchased.

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     (d)  commencing four years from the date of commencement of the Option
          Period, an additional twenty percent (20%) of the shares offered by this Option may be purchased.

     (e) commencing five years from the date of commencement of the Option Period, an additional twenty percent (20%) of the shares offered by this Option may be purchased

Notwithstanding anything in this Option Agreement to the contrary, the Committee, in its sole discretion may waive the foregoing schedule of vesting and upon written notice to Optionee, accelerate the earliest date or dates on which any of the Options granted hereunder are exercisable.

     SECTION 4.  PROCEDURE FOR EXERCISE.  The Option herein granted may be
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exercised by the delivery by Optionee of written notice to the Secretary of the
Company setting forth the number of shares of Common Stock with respect to which the Option is being exercised. The notice shall be accompanied by, at the election of the Optionee, (i) cash, cashier's check, bank draft, or postal or express money order payable to the order of the Company, (ii) certificates representing shares of Common Stock theretofore owned by Optionee duly endorsed for transfer to the Company, (iii) if approved by the Committee, a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Options being exercised or such other form of payment of the exercise price of this Option as the Committee shall, in its sole and absolute discretion, determine to be acceptable, or (iv) any combination of the preceding, equal in value to the aggregate exercise price. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An option to purchase of Common Stock in accordance with this Plan, shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of share for which Options are being exercised, are both received by the Company and Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

     As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in Optionee's name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Optionee at the address specified pursuant to this Section 4.

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     SECTION 5. TERMINATION OF EMPLOYMENT. If Optionee ceases to be employed by
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the Company or its Affiliates for any reason other than death or disability any
Option which is exercisable on the date of such termination of employment shall expire three-months from such date of termination of employment; provided, however, the Committee, in its sole discretion, may allow -an Optionee to exercise all or a portion of the Options granted but unexercised for a period of time after Optionee's termination of employment.

     SECTION 6. DISABILITV OR DEATH.  In the event Optionee dies or is
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determined to be disabled while Optionee is employed by the Company, the options previously granted to Optionee may be exercised (to the extent Optionee would have been entitled to do so at the date of death or the determination of disability) at any time and from time to time, within a three-month period after such death or determination of disability, by the Optionee, the guardian of Optionee's estate, the executor or administrator of Optionee's estate or by the person or persons to whom Optionee's rights under this Option Agreement shall pass by will or the laws of descent and distribution, but in no event may the Option be exercised after its expiration under the terms of this Option Agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Cornmittee, Optionee is incapable of performing services for the Company of the kind Optionee was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

     SECTION 7. TRANSFERABILITY. This Option shall not be transferable by
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Optionee otherwise than by Optionee's will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. During the lifetime of Optionee, the Option shall be exercisable only by Optionee. Any heir or legatee of Optionee shall take rights herein granted subject to the terms and conditions hereof. No such transfer of this Option Agreement to heirs or legatees of Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof

     SECTION 8.   NO RIGHTS AS SHAREHOLDER. Optionee shall have no rights
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as a shareholder with respect to any shares of Common Stock covered by this
Option Agreement until the Option is exercised by written notice and accompanied by payment as provided in Section 4 of this Option Agreement.

     SECTION 9.  EXTRAORDINARY CORPORATE TRANSACTIONS. The existence of
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outstanding Options shall not affect in any way the right or power of the
Company or it's shareholders to make or authorize any or all adjustments, recapitalizations, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the

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Common Stock or the rights thereof, or the dissolution or liquidation of the
Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a 'Fundamental Change`), then thereafter upon any exercise of the Option, Optionee shall be entitled to purchase under the Option, in lieu of the number of shares of Common Stock as to which the Option shall then be exercisable, the number and class of shares of stock and securities to which Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, Optionee had been the holder of record of the number of shares of Common Stock as to which the Option is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity),
(ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange
Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the committee, in its sole discretion, may accelerate the time at which all or a portion of Optionee's Option may be exercised for a limited period of time before or after a specified date.

     SECTION 10. CHANGES IN CAPITAL STRUCTURE.If the outstanding shares of
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Common Stock or other securities of the Company, or both, for which the Option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, or recapitalization, the number and kind of shares of Common Stock or other securities subject to the Plan or subject to the Option and the exercise price, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price.

     SECTION 11.  COMPIIANCE WITH SECURITIES LAWS. Upon the acquisition of any
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shares pursuant to the exercise of the Option herein granted, Optionee (or any person acting under Section 7) will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Option Agreement.

     SECTION 12.  COMPLIANCE WITH LAWS. Notwithstanding any of the other
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provisions hereof, Optionee agrees that he or she will not exercise the Option granted hereby, and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares of Common Stock would constitute a violation by Optionee or by the Company of any provision of any law or regulation of any governmental authority.

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      SECTION 13.  NO RIGHT TO EMPLOYMENT  Optionee who is an employee
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shall be considered to be in the employment of the Company so long as he or she remains an employee of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment and the cause of such termination shall be determine by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon Optionee the right to continue in the employ of the Company, nor shall anything contained herein be construed or interpreted to limit the ''employment at will" relationship between Optionee and the Company.

     SECTION 14. RESOLUTION OF DISPUTES.As a condition of the granting of the
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Option hereby, Optionee, and Optionee's heirs, personal representations and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Committee in its sole discretion and judgment, and that any such determination and any interpretation by the Committee of the terms of this Option Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, and Optionee's heirs, personal representatives and successors.

     SECTION 15.  LEGENDS ON CERTIFICATE. The certificates representing the
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shares of Common Stock purchased by exercise of the Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and will reflect stop-transfer instructions with respect to such shares.

     SECTION 16.   NOTICES. Every notice hereunder shall be in writing and shall
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be given by registered or certified mail. All notices of the exercise of any
Option hereunder shall be directed to Grill Concepts, Inc., 11661 San Vicente Blvd., Suite 404, Los Angeles, California 90049, Attention: Secretary. Any notice given by the Company to Optionee directed to Optionee at the address on file with the Company shall be effective to bind Optionee and any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise Optionee of the existence, maturity or termination of any of Optionee's rights hereunder and Optionee shall be deemed to have familiarized himself or herself with all matters contained herein and in the Plan which may affect any of Optionee's rights or privileges hereunder.

     SECTION 17.  CONSTRUCTION AND INTERPRETATION. Whenever the term "
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Optionee'' is used herein under circumstances applicable to any other person or persons to whom this award, in accordance with the provisions of Section 7 hereof, may be transferred, the word "Optionee", shall be deemed to include such person or persons.

     SECTION 18.  NOTICE OF DISPOSITION. If Optionee disposes of any shares of
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Common Stock acquired pursuant to the exercise of an Option granted hereunder prior to the earlier of (i) two years from the date of this Option Agreement or
(ii) one year from the date the shares of Common Stock were acquired, Optionee shall notify the Company of such disposition within ten days of its occurrence and deliver to the Company any amount of federal or state income tax withholding required by law. Payment of the withholding shall be made in accordance with
Section 10 of the Plan. If the Optionee fails to pay the withholding tax, the Company is authorized to withhold from any cash remuneration then or thereafter payable to the Optionee any tax required to be withheld by reason of any disposition named herein.

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     SECTION 19.   AGREEMENT SUBJECT TO PLAN. This Option Agreement is subject
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to the Plan. The terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein be reference thereto. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option Agreement.

     SECTION 20.  BINDING EFFECT.This Option Agreement shall be binding upon and
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inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee as provided herein.

           IN WITNESS WHEREOF, this Incentive Stock Option Agreement has been
executed as of the      day of               .
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                                                GRILL CONCEPTS, INC.

ATTEST:
                                                By: /S/ Robert Spivak
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--------------------------                      Name:  Robert Spivak
                                                Title:  President




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                                                Name:

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